UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 18, 2011

CHECKPOINT SYSTEMS, INC.

(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	001-11257	22-1895850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, Suite 2410, Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On October 18, 2011, Checkpoint Systems, Inc. (the “Company”) issued a press release reporting that it is providing details of an expanded global SG&A and manufacturing restructuring plan, updating financial guidance for the full year 2011 and providing financial guidance for the third quarter 2011.  This press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  Financial Statements and Exhibits

Press release dated October 18, 2011 by Checkpoint Systems, Inc. announcing the restructuring plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Date: October 20, 2011	By:	/s/ John R. Van Zile
Name: John R. Van Zile
Title: Sr. VP, General Counsel and Secretary